  AUTHORIZED TECHNICAL SUPPORT PROVIDER AGREEMENT [K Neg. Reseller must have a reseller agreement currently in place or being negotiated at the same time as this agreement.

This WORLDWIDE Authorized Technical Support Provider Agreement (the "Agreement"), with an Effective Date of September 2002 (the "Effective Date"), is between LEGATO SYSTEMS, INC., a Delaware corporation with an office at 2350 West El Camino Real, Mountain View, CA 94040, ("Legato") and MTI TECHNOLOGY CORPORATION, a DELAWARE corporation, with its principal place of business at 4905 E. LAPALMA AVE, ANAHEIM, CA 92807 ("Reseller").

                                    RECITALS

Whereas Reseller sells its own technical support services to Reseller's customers who have licensed Legato software; and

Whereas Legato requires Reseller to purchase Technical Support if Reseller is providing its own technical support services to licensees of Legato software.

Now therefore the parties agree as follows:

1. Legato will provide services to Reseller as selected below and as defined in this Agreement. Reseller acknowledges that by initialing below and executing this Agreement that Reseller is agreeing to purchase the services selected.


                        NUMBER OF CASES AND SERVICES FEES

CHOOSE ONE AND INITIAL [K NEG: RESELLER MUST PICK AT LEAST ONE. IF THEY PICK AN
           OPTION, IT MUST BE IN THE SAME COLUMN AT THE ATSP LEVEL.]

ATSP LEVEL I                         ATSP LEVEL II
40 Cases @ US$24,000                 200 Cases SLIT 100 US/100 EMEA @ US$80,000
__________  with 5 Contacts          MH  with 10 Contacts EACH US/EMEA
(Initial)                           ----
                                          (Initial)

                 OTHER OPTIONS: CHOOSE, IF DESIRED, AND INITIAL

PSAM Level I @ US$lO,OOO/            (2)PSAM Level II @ US$22,500/year:  MH
year: __________                                        (Initial)       ----
      (Initial)

ESS Level I @ US$25,000/             ESS Level II @ US$35,000/year: __________
year: __________                                                     (Initial)
      (Initial)

2.       The TERM of this Agreement shall be as follows:

         a. Until the number of Cases are expended or for one (1) year from the Effective Date, whichever comes first; and, if applicable,

         b. For a PSAM option and/or an ESS option, the Term shall be for one year from the Effective Date. If Reseller exercises an option for a PSAM and/or an ESS after the Effective Date of this Agreement, the fees shall be prorated so that these options terminate at the end of the Term.

The terms and conditions that govern this Agreement are attached hereto and incorporated as an integral part of the Agreement by reference, including Exhibit A - Reseller Contact Information Form, Exhibit B - Legato Support Performance Management and Measurement Criteria, Exhibit C - Management Escalation Process (PSAM Option) and Exhibit D - On-Site Replication and/or Technical Support Terms and Conditions Sample.

The parties have read the foregoing, along with the applicable terms and conditions, and have caused this Agreement to be executed by their duly authorized representatives.


LEGATO SYSTEMS, INC.                      RESELLER: MTI Technology Corporation

By: /s/ BARBARA T. BAKCICH                By: MARK FRANZEN
   ------------------------------             ------------------------------
     AUTHORIZED REPRESENTATIVE                 AUTHORIZED REPRESENTATIVE

Name: Barbara T. Bakich                   Name:  Mark Franzen
      ---------------------------               ----------------------------

Title: Vice President, Sales              Title:  Chief Financial Officer
       --------------------------                ---------------------------

Date:                                     Date: December 31, 2002
      ---------------------------               ----------------------------


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                AUTHORIZED TECHNICAL SUPPORT PROVIDER AGREEMENT

                              TERMS AND CONDITIONS

1        DEFINITIONS

1.1 ADMINISTRATIVE CONTACT: means Reseller's designee responsible for the Legato relationship and allocation of Technical Contacts within Reseller's organization. This is a non-technical role in the relationship; the Administrative Contact cannot open Cases but is authorized to escalate existing Cases unless such Administrative Contact is also a Technical Contact (as defined hereunder).

1.2 BUSINESS DAY: means Monday through Friday, 8:00 am. to 5:00 p.m., Reseller's local time, except published Legato holidays.

1.3 CASE: means one (1) distinct documented Problem initiated by a Technical Contact that is reported to Legato Customer Support and recorded in Legato's Problem Tracking System. Each Problem is assigned a case number for record and tracking purposes. A separate Case must be created for each, distinct Problem. Throughout the Problem diagnostic and resolution process for each Case, there will be a requirement for ongoing communications utilizing the telephone, email or a combination of both with Legato's Customer Support Department.

1.4 END-USER: means the person or entity that agrees to the terms of Legato's then-current, standard End-User License Agreement and is authorized to access and use the Software.

1.5 ENHANCEMENT: means a new feature or functionality not available in the current Software release, tracked as a Request for Feature Enhancement ("RFE").

1.6 ESCALATION (ESCALATE): means the request by Reseller to expedite the resolution process of a specific Problem.

1.7      ESS: means an Enterprise Support Specialist

1.8 FIX: means the repair or replacement of object or executable code versions of Software to remedy a Problem.

1.9 PERFORMANCE SCORECARD: means the results of Reseller's performance as measured by Legato against the performance management rating criteria as defined in Exhibit B.

1.10     PSAM: means a Premium Support Account Manager.

1.11 PROBLEM: means an error in the Software that causes it not to conform materially to the Documentation.

1.12 PROBLEM RESOLUTION: means the use of commercially reasonable efforts to correct a Problem.

1.13 RELEASE: means the general release version of the Software containing feature function enhancements. General form of the Release is: X.yy.z where X represents a Major Release or base level version; yy represents a Minor Release; and z represents a Bug fix Release.

1.13.1 BUG-FIX RELEASE: means a Revision of the Software that corrects a Problem.

1.13.2 MINOR RELEASE: means a Revision of the Software that delivers minor improvement, incremental features or enhancements of existing features, and/or functionality to the Software.

1.13.3 MAJOR RELEASE: MEANS A REVISION OF THE SOFTWARE THAT DELIVERS significant improvements or enhancements of existing features and/or functionality to the Software.

1.14 PROBLEM TRACKING SYSTEM: means the Legato tracking system used open Cases in order to document and track resolution of Problem.

1.15 REPLICATION: means Reseller must provide to Legato details of how the Problem can be recreated, and specific details regarding the platform on which the problem can be recreated; however in cases where replication is unsuccessful, Reseller must provide evidence of the steps taken with all relevant details like the platform, OS, hardware and software details about the unsuccessful attempt.

1.16 REVISION: means the interim version of a Release containing code corrections and product quality improvements.

1.17 SEVERITY: means a technical or functional description and the associated business impact of a reported Problem.

1.18 SOFTWARE: means the Legato computer software programs which are licensed in object code form, including any error corrections and Updates provided by Legato.

1.19 SUPPORT LEVELS: means the various levels of support services, as follows:

1.19.1   LEVEL 1 SUPPORT: means the initial response (and


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any follow-up response as appropriate) to a support request. Level 1 Support includes initial information gathering and includes: answering Software installation, configuration, functionality or usage questions; initial Problem and failure information gathering; Problem isolation, identification, and/or providing standard Fixes and Workarounds to known Problems; and escalating unresolved problems to Level 2 Support.

1.19.2 LEVEL 2 SUPPORT: means a second, higher level of technical support and includes: Problem isolation, identification, and Replication; providing standard Fixes and Workarounds to known Problems; providing Problem Resolution for both new and known complex Problems; gathering and analyzing all relevant system log files; and Escalating unresolved Problems or those requiring formal Problem Resolution to Level 3 Support by submitting the then-current problem escalation form available from Legato technical support staff

1.19.3 LEVEL 3 SUPPORT: means a level of remote support provided by Legato technical support staff and consists of identification and replication of Problems; providing new Fixes and Workarounds to Problems, resolution of Problems through formal Problem Resolution procedures; and assistance requiring knowledge of Software.

1.20 TECHNICAL CONTACT: means Reseller's designated technical support contact as identified in Exhibit I. Names and contact information for Technical Contacts must be provided to Legato prior to any Reseller requests.

1.21 TECHNICAL SUPPORT: means Level 3 Support, defined as a level of remote support provided by Legato technical support staff to Reseller and consists of identification and Replication of Problems; providing new Fixes and Workarounds to problems, resolution of problems through formal problem resolution procedures; and assistance requiring knowledge of Software.

1.22 WORKAROUND: means a temporary solution or Fix that restores operational capability without severely compromising the performance of the Software or integrity of the operating system or data. Workarounds may include changes to configuration parameters or operational processes.

2        SCOPE.

2.1 This Agreement provides for remote telephone assistance, access to self-help, on-line resources, and Fixes only, provided by Legato's Support Services for the number of Cases selected on Page 1 of this Agreement. Additionally, if Reseller selected on Page 1 of this Agreement the delivery of Services from an ESS, and/or the delivery of services from a PSAM, then this Agreement shall also provide for such delivery of services from said resources. Support shall be provided by Legato only to support Reseller who is supporting End-Users who have paid for Updates. Any Reseller requested visits to Reseller's or End-User's site by Legato shall be governed under the terms and conditions of Exhibit D and shall be charged separately at the then-current rate, plus living and travel expenses. The number of Contacts supported for each ATSP Level is as specified on Page 1 of this Agreement. Support shall be provided only to Technical Contacts identified by Reseller by submission of a completed Exhibit A form, as amended from time to time by Reseller. If Reseller determines that additional Technical Contacts are required, Reseller may add them at Legato's then-current standard fees for such additional Technical Contacts.

2.2 Support is available to Reseller 365 days a year, twenty-four hours a day. If Reseller selects the PSAM option and/or the ESS option, the availability of these personnel is as described in Sections 14 and 15 respectively.

2.3 NUMBER OF CASES. Legato shall provide Reseller with a Performance Scorecard on the number of Cases Reseller has opened for Technical Support, in addition to other statistical information regarding the Cases. Legato agrees that if it is determined that the Problem determined in the Case is not a known Legato product defect, i.e., one that has not been published in Legato's knowledge base nor documented in publications distributed to Reseller, the Reseller will not be "charged" for that Case.

3        FEES

3.1 SUPPORT FEES. Reseller agrees to purchase Technical Support from Legato for the selected number of Cases and to pay the selected associated fees specified on Page 1 of this Agreement.

3.2 PAYMENT TERMS. Reseller shall pay all invoices without offset within thirty (30) days of the invoice date. In the event of a disputed invoice, Reseller will promptly notify Legato and the parties agree to work in good faith to resolve such dispute in a timely fashion.

4        LEGATO RESPONSIBILITIES.

4.1 Legato shall provide Technical Support for the number of Cases selected by Reseller during the Term of this Agreement, as well as a PSAM and/or an ESS if Reseller chooses the option(s).

4.2 PERFORMANCE SCORECARD. Pursuant to Exhibit B, Legato shall gather Reseller's information from the


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
       Cases opened by Reseller according to the "Measurement" criteria and shall be analyzing the results per the "Metrics" column of Exhibit B in order to score Reseller's performance to this Agreement. Legato shall be reviewing said results with the Reseller every six (6) months after the Effective Date of this Agreement. If Reseller is determined to be "non Compliant" as defined in Exhibit B, its performance shall be reviewed every month thereafter, rolling the data to include the latest six months information. Once a Reseller is determined to be "non-compliant", its metrics must fall within "compliant" as defined in Exhibit B for six consecutive months for the Reseller to be considered "compliant."

4.3 PROBLEM RESOLUTION. During the term of this Agreement, Legato shall exercise commercially reasonable efforts to resolve any Problem reported by Technical Contact in the current Release or the prior unmodified minor Release of the Software in accordance with the Severity level reasonably assigned to such Problem by Reseller and confirmed by Legato or re-assigned as mutually agreed to by the parties. The Severity levels are as defined below:

4.3.1 SEVERITY LEVEL 1, CRITICAL: means that a business process and system functionality are critically affected. A system Workaround is required immediately;

4.3.2 SEVERITY LEVEL 2, SERIOUS: means that a business process and system functionality are seriously affected; system and/or data is exposed to potential loss or interruption. Near-term system Workaround is required;

4.3.3 SEVERITY LEVEL 3, MEDIUM IMPACT: means business process and system functionality are moderately affected; critical system and/or data not at risk. System Workaround requested; and

4.3.4 SEVERITY LEVEL 4, LOW: means business process and system functionality are marginally affected or unaffected. System and/or data not at risk. Request for minor Fix, information or RFE.

4.4 CASE TRACKING. During the term of this Agreement, Legato shall receive and track Cases reported by the Technical Contact via telephone or e-mail twenty-four hours per day, 365 days per year ("24X365").

4.5 TECHNICAL SUPPORT. During the Term of this Agreement, Legato will provide Technical Support to Technical Contacts for new Severity 1 Cases 24X365. Severity 1 Problems must be reported via telephone. Legato will provide Technical Support assistance to Technical Contacts for Severity 2, Severity 3 and Severity 4 Problems during regular business hours on Legato's Business Days.

4.6 SERVICE LEVEL OBJECTIVES. During the Term of this Agreement, Legato shall use its commercially reasonable efforts to meet the following service level objectives and response times.


                        FIRST           CONTACT
SEVERITY                TECHNICAL       STATUS
LEVEL                   RESPONSE        FREQUENCY       PROBLEM RESOLUTION
-----                   --------        ---------       ------------------
1                       30 minutes      daily           Continuous

2                       1 hour          daily           Continuous Business
                                                        Days

3                       4 hours         weekly          As required

4                       1 Business      monthly         As required
                          Day

       The initial callback is by a technical support engineer. In the case of a Severity 1 Problem, Legato will use commercially reasonable efforts to expedite resolution of the Problem 24X365.

4.7 Frequency of ongoing communication between Legato's technical support engineers and the Technical Contact is intended to drive Problem Resolution and may change when jointly agreed to by parties.

4.8 LIMITATIONS OF SUPPORT. Legato will have no obligation to support: (i) modified or damaged Software or any portion of the Software incorporated with or into other software; (ii) Software that is not the current Release or the prior unmodified minor Release of the Software; (iii) problems caused by Reseller's negligence, abuse or misapplication, use of the Software other than as is specified in the Documentation, or other causes beyond the control of Legato; or (iv) Software installed with any hardware or software that is not supported by Legato. Legato will not be responsible for the cost of any changes to Reseller's hardware or software which may be necessary to use the Software due to a Workaround or Update.

4.9 RECLASSIFICATION OF SEVERITY LEVEL. Legato reserves the right to downgrade the Severity of a Case as solutions are provided to lessen the Problem impact or in the event that the Technical Contact does not engage cooperatively in like resolution efforts.

4.9.1 If the information, as specified in Section 5.2.3 is not received by Legato via telephone or email for Severity Level 1 Cases within 1 hour of reporting, the Case will be downgraded to Severity Level 2. If information, as specified in Section 5.2.3 is not received by Legato via telephone or email regarding

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


       Severity Level 2 within one (1) day of reporting, it will be downgraded to Severity Level 3.

4.10 CASE CLOSURE. Case closure occurs when one of the following conditions has satisfied the operational requirements of Reseller's environment:

4.10.1 A solution or answer provided;

4.10.2 A Fix is provided;

4.10.3 A Workaround as mutually agreed by the parties is provided;

4.10.4 Other vendor solution is identified (i.e. Operating System, Network or Hardware)

4.10.5 Documentation bug submitted;

4.10.6 A Problem is identified and the Fix is incorporated into a future
       Release.

4.10.7 A Request for Enhancement is submitted.

4.10.8 If information requested in Section 5.2.3 regarding any reported Severity Level 3 Problems is not received by Legato within 5 days of reporting.

5      RESELLER'S RESPONSIBILITIES.

5.1 During the Term of this Agreement the Reseller shall have a valid Reseller Agreement in place with Legato and shall be in substantial compliance with the terms and conditions therein.

5.2 Additionally, during the Term of this Agreement, the Reseller shall provide:

5.2.1 Technical Contacts. All Technical Contacts must either be certified or completed technical training. Reseller shall complete an Exhibit A form and return it to Legato within three (3) Business Days of the Effective Date, with identification of a minimum of one (1) Technical Contact and one (1) alternate. Reseller shall communicate permanent changes or additions to Contact list at least two (2) business days prior to any request by a new Contact for any technical assistance, by submitting a newly completed Exhibit A to Legato. Changes to the Contact list are exclusive of any additional cost provided that no new contacts are added.

5.2.2 Case Management. Comply with requirement that all Case activity be opened and managed by Technical Contacts.

5.2.3 PROBLEM REPORTING/REPLICATION. It is the responsibility of the Reseller to provide effective problem replication. For those Cases where replication is unsuccessful, the Reseller must provide evidence of the steps taken with all relevant details like the platform, OS, hardware and software details about the unsuccessful attempt. The specifics of the information required to be reported electronically or telephonically, is contained on a form located at the following url:

  www.legato.com/support/casemanagement/submit_case.cfm

5.2.4 Reseller may submit the form to Legato or may refer to the questions in the form when submitting the information Legato requires.

5.2.5 MINIMUM TECHNICAL CONTACT REQUIREMENTS. To the best of its abilities, read, comprehend and follow operating instructions and procedures as specified in, but not limited to, Documentation and other correspondence related to the Software; and will follow procedures and recommendations provided by Legato support personnel in an effort to correct Problems.

5.2.6 PROBLEM NOTIFICATION. Notify Legato of Problems in accordance with the then-current Legato problem reporting procedures. If Legato reasonably believes that an end-user's problem reported by Reseller may not be due to a Problem in the Software, Legato will so notify Reseller.

5.2.7 ACCESS TO INFORMATION. Subject to Reseller's security requirements, Reseller will provide Legato with access to and use of all information and system facilities reasonably determined necessary by Legato to provide timely support pursuant to the terms herein. To the extent Reseller's computing system environment permits remote access, Reseller shall provide Legato with all required user IDs and passwords so that Legato may endeavor to remedy any Problems, in whole or in part, via remote system access.

6      ESCALATION PROCEDURE FOR SEVERITY 1 CASES.

6.1 With respect to Severity Level 1 Problems, if the parties have not determined a mutually satisfactory Problem Resolution within a reasonable timeframe and there is non-arbitrary and non-capricious disagreement between the parties as to the appropriate procedure to follow to reach such Problem Resolution, then either party may escalate the Problem as follows:

6.2 Reseller and Legato will work to ensure that proper resources are brought to bear on Escalated problems that are Software related. The parties' efforts, will include, where necessary or appropriate as mutually determined by the parties, Reseller's and Legato's assignment of additional technical support personnel, and establishment of escalation specific processes,

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
       operations and management contacts (the "Escalation Action Plan").

6.3 Each party will designate its Escalation management contact that will be available at any time (24 hours a day, 7 days a week). Reseller's escalation management contact will contact Legato dispatch for routing to the appropriate Legato management contact to develop an action plan. This plan will outline the specific steps the parties will take. When both parties agree that an Escalated Problem has achieved Problem Resolution, the Escalation shall be closed.

6.4 If Reseller has selected the PSAM Option, the Escalation Procedure for Severity Level 1 Cases shall be as defined in Section 15.

7      OTHER ERRORS.

7.1 If Legato reasonably believes that an end-user's Problem reported by Reseller may not be due to a problem in the Software, Legato will so notify Reseller, who then may either: (i) instruct Legato to proceed with Problem determination at Reseller's possible expense, as further provided below; or (ii) advise Legato that Reseller does not wish the Problem pursued at its possible expense, in which case Legato may elect, at its sole discretion, to not pursue the Problem without liability therefore.

7.2 If Reseller requests that Legato proceed with Problem determination at Reseller's possible expense, and Legato subsequently determines that the error was not caused by a Problem in the Software, Reseller shall compensate Legato for all work performed in connection with such determination on a time and materials basis, plus reasonable related expenses incurred therewith, at Legato's then-current professional services time and materials rates.

7.3    Reseller shall not be liable for:

7.3.1 Legato's work on problem determination or repair associated with or resultant from Problem(s) in the Software;

7.3.2 Work performed by Legato, which was not authorized pursuant to Reseller's instruction, as provided in Section 7.1 (i) above;

7.3.3 Work performed by Legato after receipt of Reseller's notice that it no longer wishes Legato to work, at Reseller's expense, on a problem that Legato previously identified as a problem that may not be caused by the Software. Reseller's notice will be effective as of the date such notice is actually received by Legato.

8      OWNERSHIP

8.1 RIGHTS OF LEGATO. Reseller acknowledges that Legato provides services to other Resellers of Legato and agrees that nothing in this Agreement will be deemed or construed to prevent Legato from carrying on such business.

9      TERM AND TERMINATION

9.1 The term of this Agreement is as specified in Section 2 of Page 1, unless terminated earlier as provided in this Section 9. However, if Reseller utilizes all the Cases it has paid for prior to the end of the anniversary of the Effective Date, and Reseller requires an extension of Technical Support under this Agreement, Legato shall prorate the remaining months by dividing the amount paid for the Cases indicated on Page 1 of this Agreement by 12 and charging Reseller that amount for each remaining month until the anniversary date of the Effective Date; and Reseller shall issue Legato a purchase order for the prorated amount.

9.2 NON-RENEWAL. Legato shall have the option to not renew this Agreement if, within the term of this Agreement, during any six month rolling period, Reseller has been classified as "Non-Compliant" in the metrics and such classification has not improved to "Compliant."

9.3 TERMINATION OF SOFTWARE SUPPORT. Legato shall have the right not to renew Technical Support for any Software by providing written notice of such election at least ninety (90) days prior to the termination of such support services for that Software, provided that Legato no longer generally provides Technical Support for such Software, or, upon renewal, no longer provides the specific services previously offered.

9.4 TERMINATION OF RESELLER AGREEMENT. Legato shall have the right to terminate this Agreement if Reseller's Reseller Agreement is terminated by Legato for cause. If this Agreement is terminated pursuant to this Section, then Legato shall refund Reseller a pro-rated amount based on the remaining time period or unused Cases, whichever applies.

9.5 SURVIVAL OF TERMS. The following terms shall survive any expiration or termination of this Agreement: Sections: 1,Definitions; 3, Fees, 8,
       Ownership: 9, Term and Termination; 10, Warranty and Disclaimer; and 11, Limitation of Liability.

10     WARRANTY AND DISCLAIMER

10.1 LIMITED WARRANTY. Legato warrants that services provided hereunder will be performed with the same degree of skill and professionalism as is demonstrated by like professionals performing services of a similar nature. Legato does not provide

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
       a guarantee to fix any reported problems or provide Fixes within a pre-defined time frame. Legato hereby disclaims all warranties express or implied, statutory, or otherwise, including without limitation any implied warranties of merchantability, fitness for a particular purpose, and non-infringement. Legato actively solicits RFE's from its Resellers, however, this in no way commits Legato to implement any such changes. In addition, Technical Support is limited to assisting Reseller with current production Software and does not include support of other software (device drivers, shell scripts or special programs) or hardware (tape drives, autochanger, etc.) not normally supported or certified by Legato.

11     LIMITATION OF LIABILITY.

11.1 LIMITATION OF LIABILITY. In addition to the Limitation of Liability set forth in Reseller's applicable Software license agreement with Legato, and notwithstanding anything in this Agreement or the license agreement to the contrary or the failure of an essential purpose of any limitation of liability of limited remedy, Legato's entire aggregate liability arising from or relating to this Agreement, under any legal theory (whether in contract, tort, indemnity or otherwise), will be limited to the amounts paid by Reseller for the Updates and Technical Support for the applicable year.

11.2 LIABILITY ARISING FROM REMOTE ACCESS. To the extent that Reseller suffers any damage as a direct result of Legato or Legato's employees or agents intentionally committing any wrongful act in connection with the use of user ID's and/or passwords to gain remote access to Reseller's computer system, Legato will remain liable for damages suffered by Reseller.

12     NON-SOLICITATION


12.1 NON-SOLICITATION. Neither party will, during the Term or any renewal hereof, and for one (1) year after its termination, solicit for hire as an employee, consultant or otherwise any of the other party's personnel who have had direct involvement with the performance of this Agreement, without such other party's express written consent.

13     TAXES

13.1 Reseller is responsible for payment of all taxes of every kind imposed in connection with the sale to Reseller of Technical Support or which Legato may incur in respect of this Agreement (except for taxes imposed on Legato's income) including all import duties, customs fees, levies or imposts, and all sales, use, value added, gross receipts or other taxes of any nature and any penalties, interest and collection or withholding costs associated with any of the foregoing items. All such amounts are in addition to other amounts payable hereunder and this obligation shall survive termination or expiration of this Agreement.

14 PSAM OPTION. If Reseller chooses one of the PSAM Options on Page 1 of this Agreement, Legato shall provide the following services.

14.1 PREMIUM SUPPORT ACCOUNT MANAGER ("PSAM"). During the term of this Agreement Legato shall assign a PSAM to Reseller, to provide account management services during the Business Day. The services provided by the PSAM include:

14.1.1 monthly conference calls to gain familiarity with Reseller's environment, build Reseller's account profile, review of Case activity;

14.1.2 proactive notification of patch availability, bulletins and Software alerts;

14.1.3 single point of Contact for situation and Escalation management; and

14.1.4 liaison for Reseller's feedback and suggestions regarding Software, including RFEs, to Legato's product management group.

14.2 ALTERNATE PSAM. Legato will provide an alternate PSAM contact point when PSAM is unavailable due to training, vacation or other attrition.

14.3 ESCALATION PROCESS. If Reseller has selected the PSAM Option on Page 1 of this Agreement, then the Escalation Process used for Severity Level 1 Cases shall be as specified in Exhibit C.

15 ENTERPRISE SUPPORT SPECIALIST ("ESS") OPTION. If Reseller chooses one of the ESS options on Page 1 of this Agreement, Legato shall provide the following services within the Business Day:

15.1 A designated Senior Legato Support Engineer who is most experienced in the Legato Software and customer configurations, and is the single `technical' point of contact for this Reseller providing focused technical support. During the Business Day, the ESS will receive incoming Cases from the Reseller, and assume responsibility to bring the Case to closure. It is the responsibility of the ESS to work closely with the designated Partner's Support staff and the PSAM, if applicable, to build an ongoing relationship, and to resolve technical Cases in a timely manner.

15.2   The ESS will:

15.2.1 Monitor case progression, ensuring efficient and accurate resolution.

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Authorized Technical Support Provider Agreement              Legato Confidential
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
15.2.2 Assist in Problem identification and resolution, expediting Legato Software issues within Legato's Product Specialist and Current Product Engineering groups.

15.2.3   Manage escalation through Legato Technical Support Management team.

16 REPLICATION SUPPORT FROM A REMOTE SITE. If Reseller requires Legato to replicate a Problem from a remote site, the fees for such support are $1500 per day, and Reseller agrees to pay such additional fees by submitting to Legato a purchase order or an email of its authorization to proceed with the intention to pay.

17 ON-SITE REPLICATION SUPPORT. If Reseller requires Legato to replicate a Problem on its or its End-User's site, the fees for such support are $2500 per day, plus travel and living expenses, and Reseller agrees to pay such additional fees by submitting to Legato a purchase order or an email of its authorization to proceed with the intention to pay. The terms and conditions for the provision of such on-site services shall be governed by the terms in Exhibit D.

18 ON-SITE TECHNICAL SUPPORT. If Reseller requires additional Legato support for itself or Reseller's End-User for a particular situation, then Legato shall provide such services for the fees specified in
         Section 17, plus travel and living expenses, and under the terms and conditions in Exhibit D.

19       ENFORCEMENT OF AGREEMENT

19.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California, as applied to agreements entered into and to be performed entirely within California between California residents, without regard to the principles of conflict of laws or the United Nations Convention on Contracts for the International Sale of Goods.

19.2 JURISDICTION. The U.S. federal and state courts of the State of California located in Santa Clara County shall have sole and exclusive jurisdiction and venue for all actions arising from or relating to this Agreement. The parties expressly waive any objection to the jurisdiction, venue, or convenience of such courts.

19.3 ASSIGNMENT. Neither this Agreement nor any rights or obligations hereunder, in whole or in part, shall be assignable or otherwise transferable by Reseller. Any unauthorized attempt by Reseller to assign or transfer this Agreement or any rights or obligations hereunder shall be null and void. Legato may assign or transfer this Agreement to (i) any of its majority-owned subsidiaries or affiliates, or (ii) to an entity that acquires a controlling interest in Legato as the result of a merger or sale of substantially all of Legato's assets or capital stock.

19.4 NO WAIVER. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision, nor will any single or partial exercise of any right or power hereunder preclude further exercise of any other right hereunder.

19.5 EQUITABLE RELIEF. The parties agree that a breach of this Agreement adversely affecting Legato's intellectual property rights in the Software or Documentation may cause irreparable injury to Legato for which monetary damages may not be an adequate remedy and Legato shall be entitled to equitable relief in addition to any remedies it may have hereunder or at law.

19.6 SEVERABILITY. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

19.7 FORCE MAJEURE. Except for the obligation to make payments, nonperformance of either party shall be excused to the extent performance is rendered impossible due to causes beyond such party's reasonable control.

20       ENTIRE AGREEMENT.

20.1 RESELLER. The provisions of this Agreement, including any Schedules, Appendices, Attachments or Exhibits, constitute the entire agreement between the parties with respect to the subject matter hereof, and this Agreement supersedes all prior agreements or representations, oral or written, regarding such subject matter, including _________________. [insert Partner Care agreements that this ATSP agreement will supercede.] This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party. Each party agrees that use of pre-printed forms, including, but not limited to e-mail, purchase orders, acknowledgements or invoices, is for convenience only and all pre-printed terms and conditions stated thereon, except as specifically set forth in this Agreement, are void and of no effect. Unless otherwise expressly set forth in an Addendum, Exhibit, Attachment or Schedule, as so designated, in the event of conflict between this ATSP

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051402                                                                 US/Canada

         Agreement and any Addendum, Exhibit, Attachment or Schedule, the terms of this ATSP Agreement shall prevail.

20.2 NOTICES. Any notice, report, approval or consent required or permitted hereunder shall be in writing and will be deemed to have been given if:
         (i) delivered personally; (ii) mailed by registered air mail postage prepaid; or (iii) sent by facsimile followed by a hard-copy confirmation, to the respective addresses of the parties set forth below or as may be otherwise designated by like notice from time to time.

      If to Legato:

         LEGATO SYSTEMS, INC
         2350 West El Camino Real
         Mountain View, CA 94040
         USA
         Attention: General Counsel
         Telephone: 650 210-7770
         Facsimile: 650 210-7800

      If to Reseller:

         [RESELLER NAME]
         MTI
         [Reseller street address]
         4905 E. La Palma Ave.
         [City, State/Province, Country, Zip/Postal Code]
         Anaheim, Ca 92807
         USA
         Attention: [Contact Name]
         Joyce Shinn
         Telephone No.: [Contact Telephone No.]
         714-693-2708
         Facsimile No.: [Contact Fax No.]
         714-693-2202
         Email: jshinn@mti.com

IN WITNESS WHEREOF, THE PARTIES HAVE CAUSED THIS AGREEMENT TO BE EXECUTED BY THEIR DULY AUTHORIZED REPRESENTATIVES.

LEGATO SYSTEMS, INC:                        RESELLER: MTI Technology Corporation

By: /s/ BARBARA BAKICH                      By: /s/ MARK FRAUZER
    -------------------------                   --------------------------------
    AUTHORIZED REPRESENTATIVE
Name:                                       Name: Mark Frauzer
     ------------------------                    -------------------------------
Title:                                      Title: Chief Financial Officer
      -----------------------                     ------------------------------
Date:                                       Date: December 31, 2002
     ------------------------                    -------------------------------




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Authorized Technical Support Provider Agreement              Legato Confidential

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

                                    EXHIBIT A

                        RESELLER CONTACT INFORMATION FORM

-----------------------------------------------------------------------------------------------------
RESELLER NAME:             MTI TECHNOLOGY CORPORATION
Address                    4905 E. LA PALMA AVE
Address
City, State, Zip           ANAHEIM, CA 92807
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ADMINISTRATIVE CONTACT:            TERRI HIRSCH              LEGATO CONTACT CODE (LEGATO USE ONLY)
Phone Number                       714-693-2380              FAX #
E-mail Address                     THIRSCH@MTI.COM           Pager/Cell #
-----------------------------------------------------------------------------------------------------
TECHNICAL CONTACT #1:              MATHEW KEANE              Legato Contact Code (Legato use only):
Phone Number                       714-693-2238              FAX #
E-mail Address                     MKEANE@MTI.COM            Pager/Cell #
-----------------------------------------------------------------------------------------------------
TECHNICAL CONTACT #2:              RAYMOND LEE               Legato Contact Code (Legato use only):
Phone Number                       714-693-2305              FAX #
E-mail Address                     RLEE@MTI.COM              Pager/Cell #
-----------------------------------------------------------------------------------------------------
TECHNICAL CONTACT #3:              JACKIE SALYER             Legato Contact Code (Legato use only):
Phone Number                       714-693-2666              FAX #
E-mail Address                     JSALYER@MTI.COM           Pager/Cell #
-----------------------------------------------------------------------------------------------------
TECHNICAL CONTACT # 4:             JONATHAN CAMANYAG         Legato Contact Code (Legato use only):
Phone Number                       714-693-4379              FAX #
E-mail Address                     JCAMANYAG@MTI.COM         Pager/Cell #
-----------------------------------------------------------------------------------------------------
TECHNICAL CONTACT #5:              STEVE SAFFELL             Legato Contact Code (Legato use only):
Phone Number                       714-693-2280              FAX #
E-mail Address                     SSAFFELL@MTI.COM          Pager/Cell #
-----------------------------------------------------------------------------------------------------
FOR ATSP LEVEL 2 OR FOR
ADDITIONAL TECHNICAL CONTACTS
-----------------------------------------------------------------------------------------------------
TECHNICAL CONTACT #6:              RAYMOND DESROCHERS        Legato Contact Code (Legato use only):
Phone Number                       603-759-5951              FAX #
E-mail Address                     RDESROCHERS@MTI.COM       Pager/Cell #
-----------------------------------------------------------------------------------------------------
TECHNICAL CONTACT #7:              BRIAN PURVIS              Legato Contact Code (Legato use only):
Phone Number                       310-628-6886              FAX #
E-mail Address                     BPURVIS@MTI.COM           Pager/Cell #
-----------------------------------------------------------------------------------------------------
TECHNICAL CONTACT # 8:             LARRY HERRING             Legato Contact Code (Legato use only):
Phone Number                       714-693-2686              FAX #
E-mail Address                     LHERRING@MTI.COM          Pager/Cell #
-----------------------------------------------------------------------------------------------------
TECHNICAL CONTACT #9:                                        Legato Contact Code (Legato use only):
Phone Number                                                 FAX #
E-mail Address                                               Pager/Cell #
-----------------------------------------------------------------------------------------------------



================================================================================
Authorized Technical Support Provider Agreement              Legato Confidential
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                                       10

--------------------------------------------------------------------------------
TECHNICAL CONTACT #10:                    Legato Contact Code (Legato use only):
Phone Number                              FAX #
E-mail Address                            Pager/Cell #
--------------------------------------------------------------------------------


RESELLER'S NAME

-------------------------------------     -----------------------------------
(AUTHORIZED SIGNATURE)                    (PRINTED NAME)

-------------------------------------     -----------------------------------
(TITLE)                                   (DATE)






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                                       11

                                   EXHIBIT B

         LEGATO SUPPORT PERFORMANCE MANAGEMENT AND MEASUREMENT CRITERIA


MEASUREMENT                        METRIC                       MEASUREMENT PROCESS
% of Severity 1 Cases               0 - 4% = 2 pts                                 EXCEPTIONAL STATUS
submitted that are in the           5 - 9% = 1.5 pts
Primus Knowledge Base              10 - 14% = 1.0 pt            Aggregate total of 8 or more points AND score 25% or
AND contain a "Fix"                15 - 29% = 0.5 pt            less in % of Cases required by Legato to Replicate
statement.                           > 30% = 0 pt


% of ALL Cases submitted             0 - 4% = 3 pts                                  COMPLIANT STATUS
that are in Primus                   5 - 9% = 2 pts
Knowledge Base AND                   10 - 19%= 1 pt             Aggregate total between 3 - 7.99 points OR score 25%
contain a "FIX" statement.            > 20% = 0 pt              or less in % of Cases required by Legato to Replicate

% of Cases submitted to            25% or less = 3 pts                              NON-COMPLIANT STATUS
Legato that require                 26 - 35% = 2 pts
Replication                          36 - 50% = 1 pt            Aggregate total less than 3 points
                                      > 50% = 0 pt              Monthly review, based on 6-month rolling average


# days for relief-to-closure        0 - 7 days = 1 pt
of Case                            8 - 15 days = 0.5 pt
                                     > 15 days = 0 pt

% of authorized/trained               l00% = 1 pt
Technical Contacts                 50 - 99% = 0.5 pt
                                     < 50% = 0 pt


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Authorized Technical Support Provider Agreement              Legato Confidential
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                                       12

                                    EXHIBIT C

                   MANAGEMENT ESCALATION PROCESS (PSAM OPTION)

If Reseller has chosen a PSAM Option, listed below is the Severity Level 1 Escalation Process:

ELEMENTS OF TIME BASED ESCALATIONS

-INITIAL SEVERITY 1:

         Customer Support Engineer ("CSE") committed to hourly update of progress to Reseller (technical contact)

- 30 MINUTES

         CSE has made initial response.

- 1 HOUR LATER

         CSE updates Reseller technical contact

         Clarify notification via email to PSAM

- 2 HOURS LATER

         CSE updates Reseller technical contact

         PSAM gets status from CSE and calls Reseller management team

         NOTE: PSAM check case notes prior to calling CSE

- 3 HOURS LATER

         CSE updates Reseller technical contact

- 4 HOURS LATER

         Customer Support Management receives email notification from Clarify

         CSE updates Reseller technical contact

         Customer Support Management updates PSAM.

         PSAM informs sales team

         PSAM talks with Reseller Management Team

- 5 HOURS LATER

         CSE updates Reseller technical contact

- 6 HOURS OR NEXT BUSINESS DAY

         IF NECESSARY, PSAM gets an update from customer support management.

         PSAM informs Reseller management and Legato sales.

         CSE formally (sub-case created) engages PSE team member

         CSE updates Reseller technical contact

- 8 HOURS LATER

         Legato Senior Managers notified (Vice President, along with other key regional support managers within Legato Technical Support)

         Current Product Engineering (CPE) management notified

         Director of WW Premium Support is informed by PSAM

         CSE updates Reseller technical contact

 -9-11 HOURS LATER

         CSE updates Reseller technical contact hourly

 -12 HOURS LATER

         Legato Senior Management team notified via internal "Hotshot" notification

                  -Hotshot Audience: Vice President Technical Support; Director of Premium Support

         Legato Engineering team should be engaged by CSE in support of the troubleshooting effort

- 24 HOURS LATER

         Formal update of Legato Executive Team via Hotshot notification

================================================================================
Authorized Technical Support Provider Agreement              Legato Confidential
051402                                                                US, Canada

                                   EXHIBIT D

       ON SITE REPLICATION AND/OR TECHNICAL SUPPORT TERMS AND CONDITIONS

                                     SAMPLE


If Legato is providing On-Site Replication and/or Technical Support personnel at Reseller's request, the following terms and conditions apply to that transaction. Unless defined otherwise herein, capitalized terms used in this Exhibit shall have the same meaning as set forth in the Agreement. For the purpose of this Exhibit D only, the definition of Technical Support, in addition to its defined meaning in Section 1 of the Agreement, includes on-site Replication of the Problem.


1. ON-SITE TECHNICAL SUPPORT FEES. If Reseller requests Legato to provide on-site Technical Support for a Problem at its or its End-User's site, the fees for such support are $2500 per day, plus travel and living expenses, and Reseller agrees to pay such additional fees by submitting to Legato a purchase order or an email of its authorization to proceed with the intention to pay.

         The purpose of the On-Site Support is based on CASE NO.: ______________ reported to Legato by the Reseller.

         Description of Problem to be Resolved:

         On-Site Technical Support fees exclude applicable taxes, and travel/living expenses, which will be separately invoiced, and due upon receipt.

2.       GENERAL

2.1 CONFIDENTIAL INFORMATION AND OWNERSHIP. In the performance of the On-Site Technical Support services, employees of each party may receive confidential information and materials of the other ("Confidential Information"). Confidential Information includes (i) either party's business or financial information and plans; (ii) the price, scope, and terms of this Agreement; (iii) any other items identified as being confidential by either party. Confidential Information will not include information that the receiving party can show: (a) is or becomes publicly known or available through no fault of the receiving party; (b) was in its possession prior to receipt from the disclosing party, as evidenced by business records; (c) was lawfully obtained from a third party who has the right to make such disclosure; (d) is independently developed as can be shown by documentation; or (e) is produced in compliance with applicable law or a court order, provided the receiving party first gives the disclosing party reasonable notice of such law or order. Both parties agree for themselves, their employees, and subcontractors (if applicable) that such information will be kept confidential, using the same degree of care that each party uses to protect its own confidential information, and not disclosed to third parties. It is understood that no patentable or copyrighted material, trade secrets, or other intellectual property is anticipated to be developed by either party as part of the provision of On-Site Technical Support services. Otherwise, the parties will execute a separate agreement accordingly.

2.2 LEGATO PROPRIETARY SOFTWARE. Legato may use certain Legato proprietary software in performing services. Such items are owned by Legato or its suppliers, who will at all times retain all rights, title and interest therein. Reseller agrees not to: use such software for any purpose, relicense, copy in whole or in part, modify, reverse engineer, decompile or disassemble it. Any information gained by such USE will be treated as Confidential Information. Upon termination of services, Legato will remove such software from your systems or your End-User's systems. Reseller agrees to certify in writing to Legato that no other copies of such proprietary software remain in its possession.

2.3 RELATIONSHIP OF THE PARTIES AND PROJECT RESPONSIBILITIES. In providing the On-Site Technical Support services, Legato is an independent contractor, and is neither an agent, partner, nor employee of Reseller. Legato will determine the manner in which it will perform its services. Reseller will provide reasonable access and facilities to Legato, as mutually agreeable. Prior to commencement of the On-Site Technical Support services, each party will advise the other of its designated Technical Contact for the purposes of all notification requirements hereunder.

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Authorized Technical Support Provider Agreement              Legato Confidential
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                                       14